SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.

Form 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	April 1, 2008

Tandy Leather Factory, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation

1-12368	75-2543540
(Commission File Number)	(IRS Employer Identification Number)

1900 Southeast Loop 820, Fort Worth, Texas	76140
(Address of Principal Executive Offices)	(Zip Code)

(817) 872-3200
(Registrant’s Telephone Number, Including Area Code)

3847 East Loop 820 South, Fort Worth, Texas 76119
(Former Name or Former Address, if Changed Since Last Report)

Item 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On April 1, 2008, we entered into a consulting agreement with Wray Thompson, our Chairman of the Board to be effective January 1, 2008.  Under the terms of the agreement, as compensation for Mr. Thompson’s service to the Board as Chairman in 2008, the Board has approved an annual fee of $50,000 payable to Mr. Thompson in monthly installments.  In addition, Mr. Thompson will be eligible to participate in the company’s medical plan.

The summary of the consulting agreement set forth in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the text of the form of the agreement attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.

10.1	Consulting Agreement, dated January 1, 2008, between Tandy Leather Factory, Inc. and J. Wray Thompson

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TANDY LEATHER FACTORY, INC.

Date: April 1, 2008	BY: /s/ Shannon L. Greene
Chief Financial Officer & Treasurer